UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006 (July 14, 2006)

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 20, 2006, Federated filed under Item 2.01 Completion of Acquisition or Disposition of Assets of Form 8-K to report its acquisition of MDTA LLC. The Form 8-K filed on July 20, 2006 is being amended hereby as permitted by Item 9.01 Financial Statements and Exhibits to file the audited financial statements of MDTA LLC for the period specified in Rule 3-05 (b) of Regulation S-X.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

The audited financial statements of MDTA LLC for the period specified in Rule 3-05 (b) of Regulation S-X which are permitted to be filed by amendment to the Registrant’s Current Report on Form 8-K dated July 20, 2006, are filed herewith. The unaudited financial statements of MDTA LLC for the period specified in Rule 3-05 (b) of Regulation S-X are not being filed herewith but will be filed with the Securities and Exchange Commission via amendment as soon as practicable, but no later than 71 calendar days after the date on which the Current Report on Form 8-K dated July 20, 2006 was filed.

(b)	Pro Forma Financial Statements

The pro forma financial statements required by this item are not being filed herewith, but will be filed with the Securities and Exchange Commission via amendment as soon as practicable, but not later than 71 calendar days after the date on which the Current Report on Form 8-K dated July 20, 2006 was filed.

(c)	Exhibits

The following exhibits, from which schedules have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon its request, are filed or incorporated as part of this Report on Form 8-K/A.

2.1	Sale, Purchase and Put/Call Agreement dated as of May 11, 2006 among Federated Investors, Inc., MDTA LLC, HBSS Acquisition Co. and the Selling Parties (incorporated by reference to Exhibit 2.1 to the June 30, 2006 Quarterly Report on Form 10-Q (File No. 001-14818))

23.1	Consent of PricewaterhouseCoopers LLP (filed herewith)

99.1	Press Release dated July 17, 2006 regarding Federated’s acquisition of MDTA LLC (incorporated by reference to Exhibit 99.1 to the July 20, 2006 Current Report on From 8-K (File No. 001-14818))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC. (REGISTRANT)

Dated: August 7, 2006	By:	/s/ Thomas R. Donahue
Thomas R. Donahue Chief Financial Officer

INDEX TO FINANCIAL STATEMENTS

Audited financial statements of business acquired

Independent Auditor’s Report
Statement of Financial Condition as of December 31, 2005
Statement of Operations for the year ended December 31, 2005
Statement of Changes in Members’ Equity for the year ended December 31, 2005
Statement of Cash Flows for the year ended December 31, 2005
Notes to Audited Financial Statements

MDTA LLC (formerly Harris

Bretall Sullivan & Smith LLC)

Financial Statements

December 31, 2005

MDTA LLC

Index

December 31, 2005

PricewaterhouseCoopers LLP

PricewaterhouseCoopers Center

300 Madison Avenue

New York NY 10017

Telephone (646) 471 3000

Facsimile (813) 286 6000

Report of Independent Auditors

To the Members of MDTA LLC

In our opinion, the accompanying statement of financial condition and the related statements of operations, of changes in members’ equity and of cash flows present fairly, in all material respects, the financial position of MDTA LLC (hereafter referred to as the “Company”) at December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

May 12, 2006

MDTA LLC

Statement of Financial Condition

December 31, 2005

Assets
Current assets
Cash and cash equivalents	$2,398,413
Receivables	963,189
Investments	19,386
Other assets	237,057

Total current assets	3,618,045

Furniture, equipment and leasehold improvements - net of accumulated depreciation of $2,954,541	220,815
Goodwill, net of accumulated amortization of $12,040,477	32,708,651

Total assets	$36,547,511

Liabilities and Members’ Equity
Current liabilities
Accounts payable	$289,780
Accrued expenses	2,420,326
Note payable	8,122,723

Total current liabilities	10,832,829
Members’ Equity	25,714,682

Total liabilities and members’ equity	$36,547,511

The accompanying notes are an integral part of these financial statements.

MDTA LLC

Statement of Operations

Year Ended December 31, 2005

Revenue
Fee income	$16,209,200
Other income	75,170

16,284,370
Expenses
Salaries, commissions and bonuses	8,777,427
Rents	952,790
Interest	918,298
Severance	807,133
Professional fees	658,164
Travel	524,463
Employee benefits	412,890
Guaranteed payment	400,000
Entertainment, promotion and marketing	376,745
Payroll taxes	356,863
Insurance	351,966
Account service	271,040
Research	257,566
Computer and related	222,996
Equipment leases and maintenance	130,106
Business taxes	117,815
Telephone	108,536
Depreciation and amortization	108,305
Recruiting	59,172
Dues, subscriptions and publications	54,262
Postage	52,159
Employee relations	49,778
Office supplies	38,635
Training and education	9,491
Trade errors	5,983
Miscellaneous	95,357

Total expenses	16,117,940

Net income	$166,430

The accompanying notes are an integral part of these financial statements.

MDTA LLC

Statement of Changes in Members’ Equity

Year Ended December 31, 2005

Members’ equity - December 31, 2004	$25,510,690
Contributions	719,337
Distributions	(681,775)
Net income	166,430

Members’ equity - December 31, 2005	$25,714,682

The accompanying notes are an integral part of these financial statements.

MDTA LLC

Statement of Cash Flows

Years Ended December 31, 2005

Cash flows from operating activities
Net income	$166,430
Noncash items included in net income
Depreciation and amortization	108,305
Unrealized appreciation on investments	(2,334)
Net increase in
Receivables	(121,303)
Other assets	(49,035)
Net increase (decrease) in
Accounts payable	(219,482)
Accrued expenses	1,105,087
Accrued interest on line of credit	918,298

Net cash provided by operating activities	1,905,966

Cash flows from investing activities
Purchase of fixed assets	(58,486)
Acquisition payment of goodwill	(319,337)

Net cash used by investing activities	(377,823)

Cash flows from Financing activities
Proceeds from line of credit	720,454
Member contributions	719,337
Member distributions	(681,775)

Net cash provided by financing activities	758,016

Net increase in cash	2,286,159
Cash and cash equivalents
Beginning of year	112,254

End of year	$2,398,413

The accompanying notes are an integral part of these financial statements.

MDTA LLC

Notes to Financial Statements

December 31, 2005

1.	Organization and Business

MDTA LLC (formerly Harris Bretall Sullivan & Smith LLC, the “Company”), is a Delaware limited liability company which was formed on February 13, 1997 and started business on November 13, 1997 (Note 8). The principal business activity of the Company is to provide investment advisory services to high-net worth individuals and institutions primarily through separate managed accounts. The Company also acts as the advisor to the MDT mutual funds.

The members of the Company consist of current and former employees and HBSS Acquisition Co., a wholly owned subsidiary of Value Asset Management LLC. Each member of the Company has limited liability. The Company has members who have different priorities to income, losses and distributions. The Company has a final termination date of December 31, 2046.

During September 2005, the Company officially changed its name to MDTA LLC.

2.	Summary of Significant Accounting Policies

Revenue Recognition

The Company earns management fees based on a percentage of the assets under the Company’s management. In general, the Company bills quarterly in advance for such fees earned in accordance with the related contractual agreements.

Investments

The Company maintains investments in certain domestic affiliated limited partnerships. The Company acts as General Partner for the limited partnerships in which it invests. These investments are recorded using the equity method, under which the Company records its pro rata interest in the net assets of the underlying investments, substantially all of which are valued on a mark-to-market basis. Net asset valuations are derived from financial statements as of the end of the year. The carrying amounts of these investments approximate their fair values.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of a highly liquid short-term investment in a money market account. The Company maintains its cash balances in various operating and money market accounts at one financial institution which are insured up to $100,000 by the Federal Deposit Insurance Corporation. The Company had balances in excess of the insurable amount periodically through-out the year.

Income Taxes

The Company is a limited liability company and is treated as a partnership for tax purposes. Accordingly, the results of operations of the Company for federal and state income tax purposes will be reflected on the individual income tax returns of the members.

MDTA LLC

Notes to Financial Statements

December 31, 2005

Fixed Assets

Fixed assets are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed on the straight-line or declining-balance methods over the useful lives of the assets, which range from 3 to 10 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the lease.

Goodwill

Goodwill represents the excess cost of purchased companies over the fair value of net assets acquired. In accordance with the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (“SFAS No. 142”), the Company performs an impairment test on the goodwill on at least an annual basis.

Based on the Company’s SFAS No. 142 analysis, no impairment of goodwill exists at December 31, 2005.

Prior to the adoption of SFAS No. 142, goodwill was being amortized over 15 years under the straight-line method. Accumulated amortization of $12,040,477 was recognized prior to the implementation of SFAS No. 142.

Concentration of Credit Risk

Financial instruments which potentially expose the Company to concentrations of credit risk include trade receivables. The Company performs ongoing evaluations of customers’ financial condition and generally does not require collateral.

3.	Receivables

Receivables consist of the following:

Trade	$956,725
Other	6,464

Total	$963,189

4.	Other Assets

Other assets consist of the following:

Prepaid insurance	$173,442
Other	63,615

Total	$237,057

MDTA LLC

Notes to Financial Statements

December 31, 2005

5.	Fixed Assets

Fixed assets consist of the following:

Furniture, fixtures and equipment	$674,015
Computer equipment and software	1,642,887
Leasehold improvements	858,454

3,175,356
Less: Accumulated depreciation	2,954,541

Total	$220,815

Depreciation and amortization of fixed assets for the year ended December 31, 2005 was $108,305.

6.	Notes Payable

The Company has available a $7,000,000 revolving line of credit from one of its members that currently bears interest at prime plus three points pursuant to a letter of understanding executed on April 5, 2005. The balance outstanding at the end of 2005 under the line of credit was $8,122,723, including cumulative accrued interest.

Interest expense on the line of credit for the year ended December 31, 2005 was $918,298.

7.	Accrued Expenses

Accrued expenses consist of the following:

Accrued bonuses	$1,731,695
Accrued professional fees	432,801
Accrued vacation	187,530
Other accrued expenses	68,300

Total	$2,420,326

8.	Transfer of Assets

On November 13, 1997, an existing investment advisor contributed all of its assets, liabilities, contracts and operations to the Company. For consideration, the Company issued an 85% (85 units) non-management membership interest to the existing investment advisor. This exchange of assets for a membership interest was treated as a business combination. Under this method, the goodwill was recorded on the books of the Company.

The total value of the transaction was $39,145,106 which was determined by a subsequent sale of the 85 units on the same day. The total value exceeded the fair value of the net assets received by $37,384,944 which is being treated as goodwill.

As part of the original asset transfer agreement, there was $5,000,000 contingency payment during the year ended December 31, 2002. $4,180,219 of this payment was allocated to goodwill and $819,781 was treated as interest expense.

MDTA LLC

Notes to Financial Statements

December 31, 2005

On February 5, 2002, the members and a former shareholder of Harris, Bretall, Sullivan & Smith, Inc. entered into a Restructuring Agreement which provided for, among other things, certain changes to the operating agreement of the Company and the employment contracts of certain executives of the Company. These changes include a change to the revenue share arrangement among the members, changes to the put and call rights relating to the purchase of the remaining interests in the Company and the Class A Stock of the majority member of the Company. The restructuring also provided for a new addition to purchase consideration totaling $10,000,000 which may be achieved in the future contingent upon the performance of the Company. In connection with the December 29, 2005 restructuring described below, the relevant parties waived any and all rights with respect to this potential additional consideration.

On August 26, 2002, the Company acquired another investment advisor. In connection with this transaction, the Company issued management units and assumed certain obligations of the other investment advisor in consideration of the contribution of the business to the Company. In addition, a Put-Call Agreement between the parties was executed. The total value of this transaction, including costs, was $372,949. Goodwill in the amount of $339,743 has been recognized as part of this transaction.

On November 14, 2002, one of the members exercised his rights under the Put Agreement with the majority member. Under this agreement the majority member acquired the other member’s interest for a total of $2,794,000, which has been recognized as additional goodwill.

On June 29, 2004, one of the members exercised her rights under the Put Agreement with the majority member. Under this agreement the majority member acquired a portion of the other member’s interest for a total of $319,337 on December 21, 2005, which has been recognized as additional goodwill.

On December 29, 2005, the Company amended its operating agreement which modified the number of units and the vested percentage of certain units held indirectly by certain employees of the Company. The Company also issued profits interest to certain employees of the Company, which dilutes the future value to the controlling member.

9.	Commitments and Contingencies

The Company leases office facilities under operating lease agreements that expire at various dates through July 2010. It also has various office equipment leases with expirations through December 2008. The assets are security for the lease payments. The total minimum future lease commitments consist of the following:

Year ending December 31:
2006	$779,502
2007	702,469
2008	725,384
2009	526,929
2010	312,662
Thereafter	—

Total	$3,046,946

MDTA LLC

Notes to Financial Statements

December 31, 2005

The majority of the leases included above provide that the lessee pay all or part of any taxes, maintenance, insurance and other operating expenses applicable to the leased property. The above minimum annual rental commitments do not include any of these expenses. Minimum commitments have not been reduced by minimum sublease rentals of $2 million due to the Company in the future under a sublease entered into on December 19, 2005.

In the normal course of business, the Company is involved with certain legal matters. In the opinion of management, the outcome of this litigation will not have a material impact on the consolidated financial statements.

10.	Recently Issued Accounting Pronouncements

In June 2005, the FASB’s Emerging Issues Task Force (“EITF”) ratified Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”). EITF 04-5 provides guidance for determining whether a general partner controls a limited partnership. The guidance broadly provides that the general partner in a limited partnership is presumed to control that limited partnership. However, that presumption can be overcome if the limited partners have either substantive kick-out rights or substantive participating rights. EITF 04-5 became effective immediately for all newly formed limited partnerships and existing limited partnerships for which the partnership agreements have been modified. For all other existing limited partnerships, the guidance is effective in fiscal years beginning after December 15, 2005.

The Company is the General Partner of five limited partnerships and the managing member one limited liability company. The Company is presumed to control these entities. If the Company were to apply the provisions of EITF 04-5 as of December 31, 2005, total assets would increase by $15,698,644 (primarily investment securities at market value and cash), total liabilities would increase by $445,331 (primarily payables for securities purchased), the investment balance of $19,386 would be eliminated and $15,233,927 would be reflected as minority interest. The adoption of this EITF does not have a material impact on the results of operations of the Company.

11.	Subsequent Events

On May 11, 2006, members of the Company signed a definitive agreement to sell their interests to Federated Investors, Inc. (“Federated”). The transaction includes initial purchase payments of approximately $110 million, the majority of which will be paid at closing, and a series of contingent payments totaling as much as $130 million over the next three years based on growth. At the closing Federated would own approximately 90% of the outstanding equity interests of the Company with the right to acquire the remaining approximately 10% by June 2007.

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Sale, Purchase and Put/Call Agreement dated as of May 11, 2006 among Federated Investors, Inc., MDTA LLC, HBSS Acquisition Co. and the Selling Parties

23.1	Consent of PricewaterhouseCoopers LLP

99.1*	Press Release dated July 17, 2006 regarding Federated’s acquisition of MDTA LLC.

*	Previously filed.